WisdomTree Trust

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Floating Rate Treasury Fund (USFR)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree 1-3 Year Laddered Treasury Fund (USSH)

WisdomTree 7-10 Year Laddered Treasury Fund (USIN)

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated May 16, 2025, to the currently effective
Summary Prospectuses and Statutory Prospectus (each, a “Prospectus” and collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the Funds, as supplemented

The following information supplements, and should be read in conjunction with, the Prospectuses and SAI.

Effective June 30, 2025 (the “Effective Date”), Nancy Rogers will no longer serve as a portfolio manager of the Funds. In addition, as of the Effective Date, Marlene Walker-Smith will join David Nieman, Gregg Lee, and William Newton as a portfolio manager of the Funds. Accordingly, all references to Nancy Rogers will be deleted and replaced with Marlene Walker-Smith.

In the “Management – Portfolio Managers” sections of each “Fund Summary” in the Prospectuses, the following information will replace the information related to Nancy Rogers:

Marlene Walker-Smith, Chief Investment Officer, has been a portfolio manager of the Fund since June 2025.

In the “Management – Portfolio Managers – Mellon” section of the Statutory Prospectus, the following information will replace the information related to Nancy Rogers:

Marlene Walker-Smith, Chief Investment Officer, has been with the Sub-Adviser since 1995. Ms. Walker-Smith oversees both the Equity Index and Fixed Income Index Portfolio Management teams in Mellon. Previously, she served as a Senior Director, Head of Equity Index Portfolio Management and equity trader for the Sub-Adviser. Prior to joining the firm, Ms. Walker-Smith was a trader for Banc One Investment Advisors Corporation and a brokerage services manager for Mid Atlantic Capital Corporation. She has been in the investment industry since 1990. Ms. Walker-Smith earned an MBA in finance from the University of Pittsburgh and a BA in history and Russian from Washington & Jefferson College.

In addition, in the “Management of the Trust – Sub-Advisers – Portfolio Manager Fund Ownership – Mellon” section of the SAI, the following sentence will be added to the end of the sentence:

As of June 30, 2025, Marlene Walker-Smith did not own shares of the Funds that she manages.

The changes described above will not affect the day-to-day management of the Funds or their Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-SAI-PM-0525